Exhibit 99.4

Monthly Operating Report

CASE NAME: Square One Energy, Inc.	ACCRUAL BASIS

CASE NUMBER: 12-31552-bjh-11

JUDGE:          Barbara J. Houser

UNITED STATES BANKRUPTCY COURT

NORTHERN AND EASTERN

DISTRICT OF

TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: May 31st, 2012

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ John H. Homier	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

John H. Homier	6/20/2012
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Adrian Lamberti	Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Adrian Lamberti	6/20/2012
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME: Square One Energy, Inc.	ACCRUAL BASIS-1

CASE NUMBER: 12-31552-bjh-11

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	March 2012	April 2012	May 2012
ASSETS
1.	UNRESTRICTED CASH		$22,675	$30,065	$(1,425)
2.	RESTRICTED CASH
3.	TOTAL CASH	$0	$22,675	$30,065	$(1,425)
4.	ACCOUNTS RECEIVABLE (NET)	$49,000	$43,000	$41,000	$22,000
5.	INVENTORY (3)	$50,100	$18,905	$22,148	$20,580
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES		$27,371	$44,280	$41,806
8.	OTHER (1) MOR-1c	$520,000	$270,000	$270,000	$270,000
9.	TOTAL CURRENT ASSETS	$619,100	$381,951	$407,493	$352,903
10.	PROPERTY, PLANT & EQUIPMENT	$105,733	$42,468,270	$42,468,270	$42,468,270
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION		$42,514,068	$42,546,425	$42,575,653
12.	NET PROPERTY, PLANT & EQUIPMENT	$105,733	$(45,798)	$(78,155)	$(107,383)
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$724,833	$336,153	$329,338	$245,578

POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$7,973	$46,269	$49,212
18.	TAXES PAYABLE (3)		$2,295	$4,976	$6,162
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER MOR-1D		$(7,919)	$12,055	$1,057
23.	TOTAL POSTPETITION LIABILITIES		$2,349	$63,300	$56,431
PREPETITION LIABILITIES
24.	SECURED DEBT (2)	$80,995,000
25.	PRIORITY DEBT (4)	$43,188	$43,188	$41,000	$40,068
26.	UNSECURED DEBT	$145,835	$145,838	$145,838	$145,838
27.	OTHER (MOR-1 A and MOR-1 B)		$45,033,338	$45,033,338	$45,033,338
28.	TOTAL PREPETITION LIABILITIES	$81,184,022	$45,222,364	$45,220,176	$45,220,176
29.	TOTAL LIABILITIES	$81,184,022	$45,224,713	$45,283,476	$45,276,575
EQUITY
30.	PREPETITION OWNERS’ EQUITY		$(44,895,341)	$(44,895,341)	$(44,895,341)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$6,782	$(58,796)	$(134,757)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$(80,459,189)	$(44,888,559)	$(44,954,137)	$(45,030,098)
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$724,833	$336,153	$329,338	$245,578

(1) Includes consolidated retainer of $250,000 for Cano Petroleum, Inc. and its related debtor entities

(2) For balance sheet purposes, the secured debt for Cano Petroleum, Inc. and its subsidiaries is carried in total by Cano Petroleum, Inc.

(3) Estimated

(4) Severance taxes of $2,187.86 paid in April 2012 for December 2011 and January 2012 severance taxes and $931.61 paid in May 2012 for February 2012 severance taxes

Monthly Operating Report

CASE NAME: Square One Energy, Inc.	ACCRUAL BASIS-2

CASE NUMBER: 12-31552-bjh-11

INCOME STATEMENT

		MONTH	MONTH	MONTH	MONTH
		March 2012	April 2012	May 2012
REVENUES
1.	GROSS REVENUES (1)	$36,059	$31,600	$17,700
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$36,059	$31,600	$17,700	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR (LOE)	$4,024	$45,749	$58,892
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$4,024	$45,749	$58,892	$0
8.	GROSS PROFIT	$32,035	$(14,149)	$(41,192)	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE		$14,100	$1,105
12.	RENT & LEASE
13.	OTHER (3) (MOR-2a)	$950	$1,000	$400
14.	TOTAL OPERATING EXPENSES	$950	$15,100	$1505	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$31,085	$(29,249)	$(42,697)	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
17.	NON-OPERATING EXPENSE (ATT. LIST)
18.	INTEREST EXPENSE	$667	$2,291	$2,299
19.	DEPRECIATION / DEPLETION	$21,967	$32,357	$29,228
20.	AMORTIZATION
21.	OTHER (2) (MOR-2b)	$1,345	$1,681	$1,737
22.	NET OTHER INCOME & EXPENSES	$23,979	$36,329	$33,264	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES	$325
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$325	$0	$0	$0
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$6,782	$(65,578)	$(75,961)	$0

(1) Net of royalties, estimated and/or paid..

(2) Estimated Property Taxes

(3) Estimated SeveranceTaxes

Monthly Operating Report

CASE NAME: Square One Energy, Inc.	ACCRUAL BASIS-3

CASE NUMBER: 12-31552-bjh-11

		MONTH	MONTH	MONTH	QUARTER
		3/8/12 to 3/31/12	April 2012	May 2012	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$0	$22,675	$30,065	$0
RECEIPTS FROM OPERATIONS
2.	CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$45,662			$45,662
4.	POSTPETITION		$47,593	$46,417	$94,009
5.	TOTAL OPERATING RECEIPTS	$45,662	$47,593	$46,417	$139,671
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)				$0
9.	TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10.	TOTAL RECEIPTS	$45,662	$47,593	$46,417	$139,671
11.	TOTAL CASH AVAILABLE	$45,662	$70,267	$76,482	$139,671
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$3,305	$7,701	$7,580	$18,585
13.	PAYROLL TAXES PAID	$235	$471	$471	$1,177
14.	SALES, USE & OTHER TAXES PAID	$240	$2,188	$2,057	$4,484
15.	SECURED / RENTAL / LEASES				$0
16.	UTILITIES (2)	$14	$25,011	$20,509	$45,534
17.	INSURANCE				$0
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES	$3,472			$3,472
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE	$1,384			$1,384
23.	SUPPLIES				$0
24.	ADVERTISING				$0
25.	OTHER (3) (ATTACH LIST)MOR-3a	$14,338	$4,832	$47,024	$66,135
26.	TOTAL OPERATING DISBURSEMENTS	$22,987	$40,202	$77,640	$140,771
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES			$325	$325
29.	OTHER (ATTACH LIST)				$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$325	$325
31.	TOTAL DISBURSEMENTS	$22,987	$40,202	$77,965	$141,154
32.	NET CASH FLOW	$22,675	$7,391	$(31,548)	$(1,425)
33.	CASH - END OF MONTH (1)	$22,675	$30,065	$(1,483)	$(1,425)

(1) Exclusive of cash sweep from zero balance accounts to concentration account at Cano Petroleum, Inc.

(2) Includes Utility Deposits paid of $14,422

(3) Including royalties, estimated and/ or paid.

Monthly Operating Report

CASE NAME: Square One Energy, Inc.	ACCRUAL BASIS-4

CASE NUMBER: 12-31552-bjh-11

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	03/31/12	April 2012	May 2012
1.	0-30	$49,000	$43,000	$41,000	$22,000
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE	$49,000	$43,000	$41,000	$22,000
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$49,000	$43,000	$41,000	$22,000

AGING OF POSTPETITION TAXES AND PAYABLES (1)	MONTH:	May 2012

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER (ATTACH LIST) MOR-4a	$400	$1,000			$1,400
5.	TOTAL TAXES PAYABLE	$400	$1,000	$0	$0	$1,400

6.	ACCOUNTS PAYABLE	$49,212				$49,212

STATUS OF POSTPETITION TAXES (1)	MONTH:	May 2012

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	0R ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**
2.	FICA-EMPLOYEE**
3.	FICA-EMPLOYER**
4.	UNEMPLOYMENT
5.	INCOME
6.	OTHER (ATTACH LIST)
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING
9.	SALES
10.	EXCISE
11.	UNEMPLOYMENT
12.	REAL PROPERTY	$3,026	$1,737		$4,762
13.	PERSONAL PROPERTY
14.	OTHER (ATTACH LIST) MOR-4a	$2,100	$1,357	$1,125	$1,400
15.	TOTAL STATE & LOCAL	$5,126	$3,094	$1,125	$6,162
16.	TOTAL TAXES	$5,126	$3,094	$1,125	$6,162

*                 The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**   Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

(1) Only taxes paid directly by Cano Petroleum, Inc. and its subsidiaries; taxes paid on their behalf by others (e.g. first purchasers and PEO — Resourcing Edge) are not shown

Monthly Operating Report

CASE NAME: Square One Energy, Inc.	ACCRUAL BASIS-5

CASE NUMBER: 12-31552-bjh-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH: May 2012

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3
A. BANK:		Bank of Texas N.A
B. ACCOUNT NUMBER:		31013023
C. PURPOSE (TYPE):		Checking			TOTAL
1.	BALANCE PER BANK STATEMENT	$0			$0
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$15,728			$15,728
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS (1)	$(15,728)	$0	$0	$(15,728)
6.	NUMBER OF LAST CHECK WRITTEN	1004000830

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH — END OF MONTH	$(15,728)

(1) Includes effect of cash sweeps from zero balance accounts to concentration account at Cano Petroleum, Inc.

Monthly Operating Report

CASE NAME: Square One Energy, Inc.	ACCRUAL BASIS-6

CASE NUMBER: 12-31552-bjh-11

MONTH: May 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS

	DATE OF COURT				TOTAL
	ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS
	MONTHLY	PAID	TOTAL
	PAYMENTS	DURING	UNPAID
NAME OF CREDITOR	DUE	MONTH	POSTPETITION
1.
2.
3.
4.
5.
6. TOTAL	$0	$0	$0

Monthly Operating Report

CASE NAME: Square One Energy, Inc.	ACCRUAL BASIS-7

CASE NUMBER: 12-31552-bjh-11

MONTH: May 2012

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

A payment of $931.69 was paid to the Texas State Controller for February 2012 severance taxes due

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
General Liability Insurance	ACE American Insurance	8/16/2011 to 8/16/2012	Fully paid at time of
Business Auto	ACE American Insurance	8/16/2011 to 8/16/2012	preparation
Umbrella	ACE Property & Casualty	8/16/2011 to 8/16/2012
Umbrella Extension	Gotham Insurance Company	8/16/2011 to 8/16/2012
Marine Insurance	AGCS Marine Insurance Co.	8/16/2011 to 8/16/2012
COW	Lloyds of London	8/16/2011 to 8/16/2012

MOR-1A

PREPETITION INTERCOMPANY
1160000000 Intercompany Receivable/Payable Account	$(41,869,457)
1160001001 Intercompany Receivable/Payable CC 1001	$(1,750,599)
1160001003 Intercompany Receivable/Payable CC 1003	$(898)
1160001005 Intercompany Receivable/Payable CC 1005	$17,152
1160001010 Intercompany Receivable/Payable CC 1010	$505

Total	$(43,603,297)

MOR-1 Exhibit B

PREPETITION
3800000000 Asset Retirement Obligation Short Term	$(9,808)
4800000000 Asset Retirement Obligation Long Term	$(1,420,233)

Total	$(1,430,041)

MOR-1C

Railroad Commission of Texas Blanket Bond	250,000
License and Performance Bond	20,000
Total	270,000

MOR-1D

March Adjustments to Inter Company	$(7,919)

April Adjustments to Inter Company	$12,055

May Adjustments to Inter Company	$1,024

Net Total	$5,193

MOR-2a

March Severance Taxes	950

April Severance Taxes	1,000

May Severance Taxes (includes $957adj. on March taxes)	400

Total	2350

MOR-2b

March Property Taxes	1,345

April Property Taxes	1,681

May Property Taxes (includes $957adj. on March taxes)	1,737

Total	4,762

MOR-3a

Line 25 - Other Expenses

March 2012

Royalty Checks - Dec 2011 & Jan 2012 Sales	14,338

Lease Operating Expense LOE	14,338

April 2012

Royalty Checks - Feb 2012 Sales	4,832

Lease Operating Expense LOE	4,832

May 2012

LOE Payments General	40,025

March Sales Royalty Checks	6,941

Lease Operating Expense LOE	46,966

MOR 4a

April Estimated Severance taxes	1,000
May Estimated Severance taxes	400
Total Taxes Due	1,400